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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                Current Report


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  February 18, 2000


                         UNITED PANAM FINANCIAL CORP.
            (Exact name of Registrant as specified in its charter)

 California                           000-24051                     95-3211687
(State or other jurisdiction of    (Commission File Number)       (I.R.S. Employer
 incorporation)                                                   Identification Number)

                           1300 South El Camino Real
                         San Mateo, California  94402
              (Address of principal executive offices)(Zip Code)


                                (650) 345-1800
             (Registrant's telephone number, including area code)

                                Not applicable
             (Former name, former address and former fiscal year,
                         if changed since last report)


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Item 5.     Other Events.
            -------------

                 United PanAm Financial Corp. ("the Company") has discontinued
            its subprime mortgage origination operations, effective February 9, 2000. In connection with this decision, the Company sold an insignificant amount of assets to another mortgage company. The estimated unaudited after-tax charge associated with the discontinuance of the Company's subprime mortgage origination operations is $6.2 million. However, actual results may differ from those currently anticipated and management's final determination of these charges will be included in the Company's 1999 results of operations, which will be set forth in the Annual Report on Form 10-K to be filed by the Company for the year ended December 31, 1999.

Item 7.     Financial Statements and Exhibits.
            ----------------------------------

                 Not applicable

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      United PanAm Financial Corp.



Date:      March 3, 2000          By: /s/ Lawrence J. Grill
                                      ----------------------------
                                          Lawrence J. Grill
                                          President and Chief Executive Officer
                                          (Principal Executive Officer)

           March 3, 2000          By: /s/ Carol M. Bucci
                                      -----------------------------
                                      Carol M. Bucci
                                      Senior Vice President
                                      and Chief Financial Officer
                                      (Principal Financial and Accounting
                                      Officer)